Securities purchased under agreements to resell	12 Months Ended
Dec. 31, 2017
Disclosure Text Block
Securities Purchased Under Agreements To Resell

Note 6 - Securities purchased under agreements to resell

The securities purchased underlying the agreements to resell were delivered to, and are held by, the Corporation. The counterparties to such agreements maintain effective control over such securities. The Corporation is permitted by contract to repledge the securities, and has agreed to resell to the counterparties the same or substantially similar securities at the maturity of the agreements.

The fair value of the collateral securities held by the Corporation on these transactions at December 31, was as follows:

(In thousands)	2017	2016
Not repledged	$-	$27,388
Total	$-	$27,388